UNITED STATES
               		SECURITIES AND EXCHANGE COMMISSION

            	    	    WASHINGTON, DC 20549


                          		FORM 8-K

               	      		CURRENT REPORT

      	       PURSUANT TO SECTION 13 OR 15(D) OF THE
             		SECURITIES  EXCHANGE  ACT  OF  1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 1998


                          NATIONSBANK, N.A.
                          -----------------
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
  (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)



      UNITED STATES
      OF AMERICA              33-97436                  57-0236115
      --------------          --------                  ----------
      (STATE OR OTHER         (COMMISSION FILE          (IRS EMPLOYER
      JURISDICTION OF         NUMBER)                   IDENTIFICATION NO.)
      INCORPORATION

                                NATIONSBANK, N.A.
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.  OTHER  EVENTS
          -------------

       THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
          -------------------------------------------------------------------

(C)  EXHIBITS

99        MONTHLY SERVICER'S CERTIFICATE FOR NATIONSBANK, N.A.
          CLASS A & B, NATIONSBANK AUTO TRUST 1995-A

                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                NATIONSBANK, N.A.
                                -----------------
                                   (REGISTRANT)
        (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)


DATED:     ____________________    BY:     /S/ SUZANNE W. CASTLEBERRY
                                           --------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:     VICE  PRESIDENT
                                   (DULY  AUTHORIZED  OFFICER)

INDEX  TO  EXHIBITS
-------------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY SERVICER'S CERTIFICATE FOR NATIONSBANK, N.A.
	   CLASS A & B, NATIONSBANK AUTO TRUST 1995-A


                                                   MONTHLY SERVICERS CERTIFICATE
                                                   SERVICER:  NATIONSBANK, N.A.
                                                   NATIONSBANK AUTO TRUST 1995-A

    Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and
                           Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank
                           (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.
<btb>


Collection Period                                                                                           Jun-98
Determination Date                                                                                                         7/8/98
Deposit Date                                                                                                              7/14/98
Distribution Date                                                                                                         7/15/98

Pool Balance on the close of the last day of the preceding Collection Period                                       200,025,573.49
Less:Principal Collections                                                                                          14,422,682.11
  Purchase Amount allocable to Principal                                                                                     0.00
   Realized Losses                                                                                                     318,470.48
                                                                                                            ----------------------
 Pool Balance on the close of the last day of the Collection Period                                                185,284,420.90
                                                                                                            ======================
Original Pool Balance                                                                                            1,066,816,806.33
Pool Factor                                                                                                              17.36797%

Class A Certificate Balance
  Beginning Class A Certificate Balance                                                                            194,024,806.28
  Class A Principal Distribution to Class A Distribution Account                                                    14,298,918.01
                                                                                                            ----------------------
  Ending Class A Certificate Balance                                                                               179,725,888.27
Original Class A Certificate Balance                                                                             1,034,812,302.14
 Class A Pool Factor                                                                                                     17.36797%

Class B Certificate Balance
  Beginning Class B Certificate Balance                                                                              6,000,767.20
  Class B Principal Distribution to Class B Distribution Account                                                       442,234.58
                                                                                                            ----------------------
  Ending Class B Certificate Balance                                                                                 5,558,532.62
Original Class B Certificate Balance                                                                                32,004,504.19
 Class B Pool Factor                                                                                                     17.36797%

Class A Pass-Through Rate                                                                                                  5.8500%
Class B Pass-Through Rate                                                                                                  6.0000%

Class A Percentage                                                                                                        97.0000%
Class B Percentage                                                                                                         3.0000%

Available Interest
  Collections and Liquidation Proceeds allocable to interest                                                         1,828,255.94
  Recoveries                                                                                                           123,728.58
  Purchase Amount allocable to Interest                                                                                      0.00
                                                                                                            ----------------------
    Total Interest Collections                                                                                       1,951,984.52
  Advances for the related Distribution Date                                                                           268,640.28
  Less:  Outstanding Advances to be reimbursed                                                                         334,921.39
                                                                                                            ----------------------
    Total Available Interest                                                                                         1,885,703.41

Available Principal
  Collections and Liquidation Proceeds allocable to Principal                                                       14,422,682.11
  Purchase Amount allocable to Principal                                                                                     0.00
                                                                                                            ----------------------
    Total Available Principal                                                                                       14,422,682.11

Deposit to Certificate Account
  Available Interest                                                                                                 1,885,703.41
  Available Principal                                                                                               14,422,682.11
  Withdrawal from Reserve Account                                                                                            0.00
  Less:  Basic Servicing Fee to be withheld from Collections                                                           166,687.98
                                                                                                            ----------------------
    Net Deposit to Certificate Account                                                                              16,141,697.54

Class A Interest Distribution
  Class A Monthly Interest                                                                                             945,870.93
  Class A Interest Carryover Shortfall                                                                                       0.00
                                                                                                            ----------------------
    Total                                                                                                              945,870.93

Class B Interest Distribution
  Class B Monthly Interest                                                                                              30,003.84
  Class B Interest Carryover Shortfall                                                                                       0.00
                                                                                                            ----------------------
    Total                                                                                                               30,003.84

Class A Principal Distribution
  Class A Monthly Principal                                                                                         14,298,918.01
  Class A Principal Carryover Shortfall from the preceding Distribution Date                                                 0.00
                                                                                                            ----------------------
    Total                                                                                                           14,298,918.01

Class B Principal Distribution
  Class B Monthly Principal                                                                                            442,234.58
  Class B Principal Carryover Shortfall from the preceding Distribution Date                                                 0.00
                                                                                                            ----------------------
    Total                                                                                                              442,234.58

Basic Servicing Fee (inc. unpaid amount from prior periods)                                                            166,687.98

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
  Unpaid Basic Servicing Fee to Servicer                                                                               166,687.98
  Class A Interest Distribution to Class A Distribution Account                                                        945,870.93
  Class B Interest Distribution to Class B Distribution Account                                                         30,003.84

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
  Class A Principal Distribution to Class A Distribution Account                                                    14,298,918.01
  Class B Principal Distribution to Class B Distribution Account                                                       442,234.58
  To Reserve Account up to Specified Reserve Account Balance                                                            14,548.94
  Any Remaining Amounts to Sellers                                                                                     410,121.25


Specified Reserve Account Balance                                                                                   13,335,210.08
  Greater of:
  (a) Reserve percentage applicable                                                                                          5.00%
        Pool Balance on last day of Collection Period times reserve percentage applicable                            9,264,221.05
  (b) Lesser of: Deposit from Available Interest and Available Principal
    (i)  floor amount stated or                                                                                     13,335,210.08
    (ii) Pool Balance on last day of Collection Period
          plus interest through Scheduled Distribution Date                                                        235,320,204.64
  Specified Reserve Account Balance                                                                                 13,335,210.08

Reserve Account
  Beginning Balance                                                                                                 13,335,210.08
  Deposit from Available Interest and Available Principal                                                               14,548.94
  Investment Earnings                                                                                                   55,459.86
  Less:  Withdrawal from Reserve Account and deposit to Certificate Account to cover:
    Accrued and unpaid Basic Servicing Fees                                                                                  0.00
    Amounts to be distributed to Certificateholders'                                                                         0.00
    Reimb. to Servicer for Outstanding Advances associated with Defaulted Accounts                                      14,548.94
  Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over Specified Reserve Account Balance                    0.00
  Less:  Withdrawal of Investment Earnings by Servicer                                                                  55,459.86
                                                                                                            ----------------------
  Ending Balance                                                                                                    13,335,210.08
                                                                                                            ======================

Available Reserve Account Balance                                                                                   13,335,210.08

Realized Losses                                                                                                        318,470.48
Net Loss Ratio (annualized)
  For the current Collection Period                                                                                          1.21%
  For the preceding Collection Period                                                                                        1.36%
  For the second preceding Collection Period                                                                                 2.70%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                                   1.76%

Delinquency Analysis
  Number of Loans
       30 to 59 days past due                                                                                                 939
       60 to 89 days past due                                                                                                 196
       90 or more days past due                                                                                               158
                                                                                                            ----------------------
    Total                                                                                                                   1,293

  Principal Balance
       30 to 59 days past due                                                                                        6,359,533.57
       60 to 89 days past due                                                                                        1,360,863.86
       90 or more days past due                                                                                      1,277,584.65
                                                                                                            ----------------------
    Total                                                                                                            8,997,982.08

Delinquency Ratio
  For the current Collection Period                                                                                          1.42%
  For the preceding Collection Period                                                                                        1.38%
  For the second preceding Collection Period                                                                                 1.27%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater than 1.25%)                                1.36%

Collateral Repossessed and Held by the Trust
  Number                                                                                                                       88
  Principal Balance                                                                                                    666,119.49

Weighted Average Computations
  Weighted Average Coupon                                                                                                10.63150%
  Weighted Average Original Term                                                                                            61.79
  Weighted Average Remaining Term                                                                                           23.10
